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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 18, 2004

                          Winton Financial Corporation
                -------------------------------------------------
             (Exact name of registrant as specified in its charter)


            Ohio                        0-18993                 31-1303854
            ----                        -------                 ----------
(State or other jurisdiction          (Commission              (IRS Employer
     of incorporation)                File Number)          Identification No.)


                    5511 Cheviot Road, Cincinnati, Ohio 45247
                    -----------------------------------------
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code (513) 385-3880
                                                           --------------

            --------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[X] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Section 2 - Financial Information

Item 2.02 Results of Operations and Financial Condition.

         On October 18, 2004, Winton Financial Corporation issued a press release regarding its earnings for the fourth quarter and fiscal year ended September 30, 2004. The press release is attached as Exhibit 99 hereto and is incorporated herein by reference.

Section 8 - Other Events.

Item 8.01 Other Events.

         On October 18, 2004, Winton Financial Corporation issued a press release, which is attached as Exhibit 99 hereto.


Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

         (a) and (b).  Not applicable.

         (c)      Exhibits.

                  See Index to Exhibits.





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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             WINTON FINANCIAL CORPORATION



                                             By: /s/ Gregory P. Niesen
                                                 ---------------------------
                                                 Gregory P. Niesen
                                                 Treasurer

Date:  October 18, 2004



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                                INDEX TO EXHIBITS


   Exhibit Number                       Description
   --------------                       -----------
       99                   Press Release dated October 18, 2004